UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 6, 2024

GEX MANAGEMENT INC.

(Exact name of registrant as specified in its charter)

Texas	56-2428818
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3662 W Camp Wisdom Rd, Dallas, Texas	75237
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (877) 210-4396

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GXXM	OTC Pink

Item 4.01. Change in Registrant’s Certifying Accountant.

(a)	Resignation of Previous Independent Registered Public Accounting Firm

On September 6, 2024, Fruci & Associates II PLLC (“Fruci,” “Former Auditor”) resigned as GEX Management, Inc.’s (the “Company”) auditor of record.

Fruci did not complete any audits for the company and accordingly issued no opinion over the Company’s financial statements as of and for the fiscal years ended December 31, 2023 and 2022.

With the exception of the appointment of the Company’s new independent registered public accounting firm discussed below, the decision to change auditors was neither recommended nor approved by the Company’s Board of Directors.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through September 6, 2024, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided the Former Auditor with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that the Former Auditor furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of the letter provided by the Former Auditor, dated September 16, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On September 12, 2024, the Company’s Board of Directors engaged Astra Audit & Advisory LLC (“Astra”) as the Company’s new independent accountant to audit the Company’s financial statements and to perform reviews of interim financial statements. During the fiscal years ended December 31, 2023 and 2022 and through the date of this report, neither the Company, nor anyone on its behalf, consulted Astra regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by Astra that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit number	Description
16.1	Letter from Fruci & Associates II, PLLC, dated September 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 18, 2024	GEX Management, Inc

	By:	/s/ Sri Vanamali
Sri Vanamali
Chief Executive Officer